Amplify Bitcoin Max Income Covered Call ETF
Consolidated Schedule of Investments
December 31, 2025 (Unaudited)

PURCHASED OPTIONS - 4.1% (a)	Notional Amount	Contracts	Value
Call Options - 4.1%
Cboe Mini Bitcoin U.S. ETF Index, Expiration: 02/20/2026; Exercise Price: $217.50 (b)(c)(d)	$10,893,617	527	$453,705
TOTAL PURCHASED OPTIONS (Cost $997,304)			453,705

SHORT-TERM INVESTMENTS
U.S. TREASURY BILLS - 50.7%		Par	Value
3.80%, 01/06/2026 (e)		1,000,000	999,617
3.73%, 01/29/2026 (e)		1,000,000	997,359
3.75%, 02/03/2026 (e)		1,000,000	996,879
3.77%, 02/12/2026 (e)		400,000	398,366
3.73%, 02/19/2026 (e)		2,200,000	2,189,572
TOTAL U.S. TREASURY BILLS (Cost $5,580,388)			5,581,793

MONEY MARKET FUNDS - 31.2%		Shares	Value
Invesco Government & Agency Portfolio - Institutional Class, 3.68% (f)(g)		3,431,557	3,431,557
TOTAL MONEY MARKET FUNDS (Cost $3,431,557)			3,431,557

TOTAL INVESTMENTS - 86.0% (Cost $10,009,249)			9,467,055
Other Assets in Excess of Liabilities - 14.0%			1,535,578
TOTAL NET ASSETS - 100.0%			$11,002,633

Par amount is in USD unless otherwise indicated.
Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Held in connection with written option contracts. See Schedule of Written Options for further information.
(c)	Exchange-traded.
(d)	100 shares per contract.
(e)	The rate shown is the annualized yield as of December 31, 2025.
(f)	The rate shown represents the 7-day annualized yield as of December 31, 2025.
(g)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

Amplify Bitcoin Max Income Covered Call ETF
Consolidated Schedule of Written Options
December 31, 2025 (Unaudited)

WRITTEN OPTIONS - (9.0)%	Notional Amount	Contracts	Value
Call Options - (0.3)%
Cboe Mini Bitcoin U.S. ETF Index, Expiration: 01/06/2026; Exercise Price: $218.18 (a)(b)	$(10,893,617)	(527)	$(33,185)

Put Options - (8.7)%
Cboe Mini Bitcoin U.S. ETF Index, Expiration: 02/20/2026; Exercise Price: $217.50 (a)(b)	(10,893,617)	(527)	(952,168)
TOTAL WRITTEN OPTIONS (Premiums received $1,049,872)			$(985,353)

Percentages are stated as a percent of net assets.

(a)	Exchange-traded.
(b)	100 shares per contract.

Summary of Fair Value Disclosure as of December 31, 2025 (Unaudited)

Amplify Bitcoin Max Income Covered Call ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of December 31, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Purchased Options	$–	$453,705	$–	$453,705
Money Market Funds	3,431,557	–	–	3,431,557
U.S. Treasury Bills	–	5,581,793	–	5,581,793
Total Investments	$3,431,557	$6,035,498	$–	$9,467,055

Liabilities:
Investments:
Written Options	$–	$(985,353)	$–	$(985,353)
Total Investments	$–	$(985,353)	$–	$(985,353)

Refer to the Consolidated Schedule of Investments for further disaggregation of investment categories.